UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 1, 2023

Lumen Technologies, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 1, 2023, Lumen Technologies, Inc. (“Lumen”) and Level 3 Parent, LLC filed a Form 8-K to report that certain of Lumen’s wholly-owned subsidiaries (collectively “Sellers”) had completed the previously disclosed sale of certain of Sellers’ operations in Europe, the Middle East and Africa (the “Sale”) to Colt Technology Services Group Limited and certain of its wholly-owned subsidiaries. In response to part (b) of Item 9.01 of such Form 8-K, Lumen stated that it would timely file the required pro forma financial information by amendment, as permitted by the form’s rules. Lumen is filing this Amendment No. 1 to such Form 8-K (“Amendment No. 1”) to provide the pro forma financial information required by Item 9.01(b) of the form.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial information of Lumen reflecting the Sale is filed as Exhibit 99.2 to this Amendment No. 1:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2023;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2023;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2022; and

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

(d)	Exhibits.

The following exhibits are filed with the above-described Current Report on Form 8-K, as amended by this Amendment No. 1:

Exhibit No.	Description

2.1*	Deed of Amendment and Restatement dated as of November 1, 2023, by and among certain affiliates of Lumen Technologies, Inc., Colt Technology Services Group Limited and certain of its affiliates.

99.1*	Press Release of Lumen, dated November 1, 2023.

99.2**	Unaudited Pro Forma Condensed Consolidated Financial Information.

104	Cover page formatted as Inline XBRL and contained in Exhibit 101.

*	Filed with the Form 8-K filed on November 1, 2023.
**	Filed with this Amendment No. 1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: November 3, 2023	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary